EXHIBIT 10.1
SIXTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
     THIS SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is executed and entered into as of December 4, 2007, by and among ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION V, LLC, a Delaware limited liability company, PALISADES ACQUISITION VI, LLC, a Delaware limited liability company, PALISADES ACQUISITION VII, LLC, a Delaware limited liability company, PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, PALISADES ACQUISITION X, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, SYLVAN ACQUISITION I, LLC, a Delaware limited liability company, and OPTION CARD, LLC, a Colorado limited liability company (sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”); ASTA FUNDING, INC., a Delaware corporation, COMPUTER FINANCE, LLC, a Delaware limited liability company, ASTAFUNDING.COM, LLC, a Delaware limited liability company, ASTA COMMERCIAL, LLC, a Delaware limited liability company, and VATIV RECOVERY SOLUTIONS, LLC, a Texas limited liability company (collectively, “Guarantors”); ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation (“IDB”), as collateral agent for itself and the lenders signatory hereto from time to time (together with any successor collateral agent appointed pursuant to Section 9.7, the “Collateral Agent”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 9.7, the “Administrative Agent”, and together with the Collateral Agent, the “Agents”), and as co-lead arranger; MIDDLE MARKET FINANCE, a division of Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”), as co-lead arranger and as co-administrative agent; and the Lenders (as defined below).
RECITALS:
     A. Borrowers and Guarantor (collectively, the “Credit Parties”), along with Administrative Agent and Lenders entered into a certain Fourth Amended and Restated Loan and Security Agreement dated as of July 11, 2006 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”). All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings attributed to them in the Credit Agreement.
     B. The Credit Parties have requested that the Lenders temporarily increase the total Revolving Loan Commitment from $175,000,000 to $185,000,000.

AGREEMENT:
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Administrative Agent and Lenders agree as follows:
SECTION 1. ACCURACY OF RECITALS.
     The Credit Parties acknowledge, represent, warrant and agree that the Recitals stated above are true and complete in all respects.
SECTION 2. MODIFICATION.
     2.1 Increase in Revolving Loan Commitment.
     A. The Revolving Loan Commitment is hereby increased on a temporary basis by $10,000,000 (the “Temporary Line Increase Amount”). As of the date of this Amendment, the total Revolving Loan Commitment shall be in an aggregate amount of $185,000,000, which amount shall be reduced by $10,000,000, to an aggregate amount of $175,000,000, on February 29, 2008. In the event the Temporary Line Increase Amount is not fully reduced to zero by February 29, 2008, the Revolving Loan Commitment shall nevertheless be reduced to $175,000,000 on February 29, 2008 and the then outstanding portion of the Temporary Line Increase Amount shall be reduced over a six (6) month period in substantially equal monthly amounts, with such reductions being made on the first day of each month and applied on a pro-rata basis based upon the Temporary Line Increase Amount of each such Lender. Interest shall continue to accrue on the outstanding portion of the Temporary Line Increase Amount until it has been reduced to zero. All references in the Credit Agreement to “Revolving Loan Commitment” shall mean the Revolving Loan Commitment as increased by this Amendment.
B. The definition of “Revolving Loan Commitment” as contained in Annex A attached to the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following new definition:
     “Revolving Loan Commitment” means (a) as to any Lender, the aggregate commitment of such Lender to make Advances as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Advances which aggregate commitment shall not exceed the following amounts: (1) ONE HUNDRED AND EIGHTY-FIVE MILLION DOLLARS ($185,000,000) FROM DECEMBER 4, 2007 THROUGH FEBRUARY 29, 2008 AND (2) ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000) FROM FEBRUARY 29, 2008 AND THEREAFTER.
C. Annex J attached to the Credit Agreement is hereby deleted in its entirety and replaced with the Replacement Annex J attached to this Amendment as Exhibit A.
D. To further evidence the increase in the Revolving Loan Commitment, the Borrowers, as obligors, shall execute and deliver to each of BMO Capital Markets Financing, Inc. and Israel Discount Bank of New York an Amended and Restated Revolving Note dated the date of this

Amendment to evidence the adjusted Revolving Loan Commitment of such Revolving Lender. The Amended and Restated Revolving Note shall be in the principal amount of the adjusted Revolving Loan Commitment of each of BMO Capital Markets Financing, Inc. and Israel Discount Bank of New York and shall be substantially in the form of the original Revolving Notes.
     2.2 Use of Proceeds. Section 1.1(a) of the Loan Agreement is of the Credit Agreement is amended by the addition of new subsection (vi) to read in its entirety as follows:
     (vi) Notwithstanding anything contained in this Section 1.1(a) or otherwise in this Agreement to the contrary, use of Advances to finance any Portfolio purchase from Palisades Acquisition XVI, LLC shall require the consent of all Lenders.
     2.3 No Other Modifications. Except as otherwise specifically modified by this Amendment, all terms, conditions, covenants, rights, duties, obligations and liabilities of the Credit Parties under the Credit Agreement remain in full force and effect and unmodified.
SECTION 3. REPRESENTATIONS AND WARRANTIES.
     The execution and delivery of this Amendment and the documents and instruments contemplated by this Amendment have been duly authorized by all requisite action by or on behalf of the members of the Credit Parties.
SECTION 4. FEES.
     The Borrowers shall pay to Administrative Agent, for the account of the Lenders, the fees described in the fee letter of even date herewith.
SECTION 5. COVENANTS.
     5.1 This Amendment shall be governed by the terms and provisions of the Credit Agreement.
     5.2 In the event of a conflict between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall govern and control.
     5.3 The Credit Parties hereby confirm and agree that the terms, conditions, covenants, guaranties, assurances, promises and provisions contained in the Loan Documents to which each is a party remain in full force and effect without amendment or modification as a result of this Amendment and that the obligations, liabilities and duties of the Credit Parties remain unimpaired as a result of this Amendment and are in full force and effect.
     5.4 In order for this Amendment to become effective, the following conditions must be satisfied and the following items must be received by Administrative Agent in form and substance satisfactory to Administrative Agent on or prior to the date that the Credit Parties shall execute and deliver this Amendment to Lenders:

A. Amended and Restated Revolving Notes. Duly executed originals of Amended and Restated Revolving Notes payable to the order of BMO Capital Markets Financing, Inc. and Israel Discount Bank of New York dated the date of the Amendment.
B. Other Documents. Such other information, confirmations, certificates, documents and agreements respecting any Credit Party as Administrative Agent may, in its reasonable discretion, request.
C. Amendment Fee. Administrative Agent, shall have received, on behalf of Lenders, an executed copy of the fee letter and payment of the amendment fee described therein.
SECTION 6. BINDING EFFECT.
     The Credit Agreement as modified herein shall be binding upon and shall inure to the benefit of the members of the Credit Parties and their successors and assigns.
SECTION 7. COUNTERPART EXECUTION; FACSIMILES.
     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Signatures may be exchanged by facsimile, with the original signature to follow. Each party to this Amendment agrees to be bound by its own faxed signature and to accept the faxed signature of the other parties to this Amendment.
[SIGNATURES PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:	ASTA FUNDING ACQUISITION I, LLC
ASTA FUNDING ACQUISITION II, LLC
PALISADES COLLECTION, L.L.C.
CLIFFS PORTFOLIO ACQUISITION I, LLC
PALISADES ACQUISITION I, LLC
PALISADES ACQUISITION II, LLC
PALISADES ACQUISITION IV, LLC
PALISADES ACQUISITION V, LLC
PALISADES ACQUISITION VI, LLC
PALISADES ACQUISITION VII, LLC
PALISADES ACQUISITION VIII, LLC
PALISADES ACQUISITION IX, LLC
PALISADES ACQUISITION X, LLC
SYLVAN ACQUISITION I, LLC
OPTION CARD, LLC

	By:	/s/ Mitchell Cohen
Name: Mitchell Cohen
Title: Manager

GUARANTORS:	ASTA FUNDING, INC.

	By:	/s/ Mitchell Cohen
Name: Mitchell Cohen
Title: Chief Financial Officer

COMPUTER FINANCE, LLC
ASTAFUNDING.COM, LLC
ASTA COMMERCIAL, LLC
VATIV RECOVERY SOLUTIONS, LLC

	By:	s/ Mitchell Cohen
Name: Mitchell Cohen
Title: Manager
Sixth Amendment to Fourth Amended and Restated Loan Agreement

AGENT:	ISRAEL DISCOUNT BANK OF NEW YORK,
as Administrative Agent, Collateral Agent and
Co-Lead Arranger

	By:	/s/ Robert J. Fainelli
Name: Robert J. Fainelli
Title: First Vice President

	By:	/s/ James Jordan
Name: James Jordan
Title: First Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

MIDDLE MARKET FINANCE, a division of
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC., as Co-Administrative Agent and
Co-Lead Arranger

By:	/s/ Leonard Maddox
Name: Leonard Maddox
Title: Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

LENDERS:	ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

	By:	/s/ Robert J. Fainelli
Name: Robert J. Fainelli
Title: First Vice President

	By:	/s/ James Jordan
Name: James Jordan
Title: First Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

MIDDLE MARKET FINANCE, a division of
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC., as Lender

By:	/s/ Leonard Maddox
Print Name: Leonard Maddox
Print Title: Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:	/s/ Robert G. Bomben
Print Name: Robert G. Bomben
Print Title: Director
Sixth Amendment to Fourth Amended and Restated Loan Agreement

BANK LEUMI USA, as Lender

By:	/s/ Mary Ellen Bianco
Print Name: Mary Ellen Bianco
Print Title: Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

THE BERKSHIRE BANK, as Lender

By:	/s/ Ira A. Mermelstein
Print Name: Ira A. Mermelstein
Print Title: Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

SIGNATURE BANK, as Lender

By:	/s/ Thomas J. D’Antona
Print Name: Thomas J. D’Antona
Print Title: Senior Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

PROVIDENT BANK, as Lender

By:	/s/ Ronald Romco
Print Name: Ronald Romco
Print Title: Vice President
Sixth Amendment to Fourth Amended and Restated Loan Agreement

EXHIBIT A
TO SIXTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
REPLACEMENT ANNEX J
(from Annex A – Commitments definition)
to
FOURTH AMENDED AND RESTATED LOAN AGREEMENT

		Temporary	Adjusted
	Revolving Loan	Line Increase	Revolving Loan
Lender	Commitment	Amount	Commitment
Israel Discount Bank of New York	$45,000,000	$5,000,000	$50,000,000
Middle Market Finance, a division of Merrill Lynch Business Financial Services Inc.	$30,000,000		$30,000,000
Bank Leumi USA	$20,000,000		$20,000,000
BMO Capital Markets Financing, Inc.	$35,000,000	$5,000,000	$40,000,000
The Berkshire Bank	$10,000,000		$10,000,000
Signature Bank	$20,000,000		$20,000,000
Provident Bank	$15,000,000		$15,000,000

Total	$175,000,000	$10,000,000	$185,000,000